EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
EARNINGS PER SHARE

9.	EARNINGS PER SHARE

The computation of basic EPS is based on the weighted average number of shares outstanding during the year and net income attributable to Frontline Ltd.. The exercise of stock options using the treasury stock method was anti-dilutive for 2014, 2013 and 2012 as the exercise price was higher than the share price at December 31, 2014, 2013 and 2012, therefore, 125,000, 670,900 and 629,233 shares, respectively, were excluded from the denominator in each calculation. The convertible bonds using the if-converted method were anti dilutive for the years ended December 31, 2014, 2013 and 2012, therefore, 3,465,849, 5,197,406 and 5,881,275 shares, respectively, were excluded from the denominator in each calculation.

The components of the numerator for the calculation of basic EPS and diluted EPS for net loss from continuing operations, net loss from discontinued operations and net loss attributable to Frontline Ltd. are as follows:

(in thousands of $)	2014	2013	2012
Net loss from continuing operations, excluding loss attributable to noncontrolling interest	(162,938)	(187,305)	(70,210)
Net loss from discontinued operations	—	(1,204)	(12,544)
Net loss attributable to Frontline Ltd.	(162,938)	(188,509)	(82,754)

The components of the denominator for the calculation of basic EPS and diluted EPS are as follows:

(in thousands)	2014	2013	2012
Weighted average number of ordinary shares	99,939	79,751	77,859